  Exhibit 10.2

STOCK EXCHANGE AGREEMENT

This STOCK EXCHANGE AGREEMENT (the "Agreement"), dated as of August 21, 2018 is being executed by and between NaturalShrimp Holdings, Inc., ("NSH"), and NaturalShrimp Incorporated, a Nevada corporation (“SHMP”).

WHEREAS:

A. NSH and SHMP are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

B. NSH desires to exchange, upon the terms and conditions set forth in this Agreement (the “Exchange”), and SHMP agrees and approves such Exchange, of 75,000,000 shares of common stock of SHMP for 5,000,000 shares of Series A Convertible Preferred stock of SHMP (collectively, the “Shares”).

NOW THEREFORE, NSH and SHMP severally (and not jointly) hereby agree as follows:

1. Exchange of Shares.

a.            Exchange of Shares. On the Closing Date (as defined below), NSH shall return 75,000,000 shares of SHMP common stock to SHMP, which shall be cancelled and returned to the unissued authorized shares of SHMP, and in exchange, SHMP shall issue to NSH, 5,000,000 shares of Series A Convertible Preferred Stock, which shall have such rights and preferences as are provided for in the Certificate of Designation for the Series A Convertible Preferred Stock as filed with the secretary of state of Nevada. The common shares to be returned shall be referred to as the “Common Shares”, and the Series A Convertible Preferred Shares to be issued as part of the Exchange shall be referred to as the “Preferred Shares”.

b.            Value of Shares. The Common Shares and the Preferred Shares are intended to have the exact same value, where the same aggregate value is being exchanged by SHMP and NSH.

c.            Closing Date. Subject to the satisfaction (or written waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the Exchange pursuant to this Agreement (the "Closing Date") shall be the date of execution of this Agreement. Both SHMP and NSH shall have the Common Shares cancelled and the Preferred Shares issued on the Closing date. The closing of the transactions contemplated by this Agreement (the "Closing") shall occur on the Closing Date at such location as may be agreed to by the parties.

2. Representations and Warranties. Each Party represents and warrants to the other Party that:

a.            Investment Purpose. As of the date hereof, NSH is acquiring the Preferred Shares for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act.

b.            Investment Status. NSH has such knowledge and experience in business and financial matters that it is capable of evaluating this transaction and the proposed activities thereof, and the risks and merits of this prospective investment.

c.            Reliance on Exemptions. Each Party understands that the Preferred Shares are being issued in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that each Party is relying upon the truth and accuracy of the other Party, and the other Party's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Parties set forth herein in order to determine the availability of such exemptions and the eligibility of each Party to acquire the Preferred Shares.

d.            Information. Each Party and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the other Party, and materials relating to the exchange of the Common and Preferred Shares which have been requested by either Party or its advisors. Each Party and its advisors, if any, have been afforded the opportunity to ask questions of the other Party. Notwithstanding the foregoing, neither Party has not disclosed to the other Party any material nonpublic information and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure. Neither such inquiries nor any other due diligence investigation conducted by either Party or any of its advisors or representatives shall modify, amend or affect either Party's right to rely on the other Party’s representations and warranties contained in this Agreement. Each Party understands that its acquisition of the Shares involves a significant degree of risk.

e.            Governmental Review. Each Party understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares.

f.            Transfer or Re-sale. Each Party understands that (i) the sale or re-sale of the Preferred Shares, or the underlying common shares that the Preferred Shares are convertible into has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Preferred Shares or the common shares underlying the Preferred Shares may not be transferred unless (a) the shares are sold pursuant to an effective registration statement under the 1933 Act, (b) NSH shall deliver to SHMP, at the cost of NSH, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, (c) the shares are sold or transferred to an "affiliate" (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) ("Rule 144")) of NSH who agrees to sell or otherwise transfer the shares to be sold or transferred only in accordance with this Section 2(f); (ii) any sale of such shares made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such shares under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither Party nor any other person is under any obligation to register such Preferred Shares or the common shares underlying the Preferred Shares under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case).

g.            Legends. Each of the Parties understand that the neither the Preferred Shares, nor the common shares underlying the Preferred Shares have not been registered under the 1933 Act and may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Preferred Shares or the common shares underlying the Preferred Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such shares):

"NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT."

The legend set forth above shall be removed and a certificate without such legend shall be issued to the respective holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) such holder provides the other Party with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act. SHMP agrees to sell the NSH Shares, including those represented by a certificate(s) from which the legend has been removed, in compliance with NSH’s shareholder agreement.

h.            Authorization; Enforcement. This Agreement has been duly and validly authorized. This Agreement has been duly executed and delivered on behalf of each Party, and this Agreement constitutes a valid and binding agreement of each Party enforceable in accordance with its terms.

i.            Organization and Qualification. Each Party is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. Each Party is duly qualified as a corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on the business, operations, assets, financial condition or prospects of either Party or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith.

j.            Authorization; Enforcement. (i) Each Party has all requisite corporate power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby and thereby and to cancel the Common Shares and to issue the Preferred Shares, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by each Party's Board of Directors and no further consent or authorization of either Party, its Board of Directors, or its shareholders is required, (iii) this Agreement has been duly executed and delivered by each Party by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind each Party accordingly, and (iv) this Agreement constitutes a legal, valid and binding obligation of each Party enforceable against each Party in accordance with its terms.

k.            Issuance of Preferred Shares. The Preferred Shares are duly authorized and will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof.

4. Covenants.

a.            Conditions to Exchange. The obligation of each Party hereunder to exchange the Common Shares and Preferred Shares at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions thereto:

i. Each Party shall have executed this Agreement and delivered the same to the other Party.

ii. Each Party shall have delivered its respective Common or Preferred Shares to the other Party in accordance with Section 1(a) above.

iii. The representations and warranties of the Parties are true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and both Parties shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with at or prior to the Closing Date.

iv. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

5. Governing Law; Miscellaneous.

a.            Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Texas or in the federal courts located in the state of Texas. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based uponforum non conveniens. NSH and SHMP waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

b.            Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

c.            Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

d.            Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

e.            Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the Parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither NSH nor SHMP makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by both Parties.

f.             Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail , registered or certified , return receipt requested , postage prepaid , (iii) delivered by reputable air courier service with charges prepaid , or (iv) transmitted by hand delivery , telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine , at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing , whichever shall first occur. The addresses for such communications shall be:

If to NSH, to:

NaturalShrimp Holdings, Inc.
2068 N. Valley Mills Drive
Waco, TX 76710
Attn: Gerald Easterling

If to SHMP:

NaturalShrimp Incorporated
5080 Spectrum Dr., Suite 1000
Addison, TX 75001
Attn: Bill Williams

Each party shall provide notice to the other party of any change in address.

g.            Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither Party shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other.

h.            Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

i.            Survival. The representations and warranties of the Parties and the agreements and covenants set forth in this Agreement shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Parties. Each Party agrees to indemnify and hold harmless the other Party and all their officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by such Party of any of its representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

j.            Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

k.            No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned SHMP and NSH have caused this Agreement to be duly executed as of the date first above written.

NatrualShrimp Incorporated Signed:________________________ By: Bill G. Williams Title: CEO	NatrualShrimp Holdings, Inc. Signed:_________________________ By: Gerald Easterling Title: President